AMENDMENT NO. 1

TO THE AMENDED AND RESTATED DECLARATION OF TRUST FS GLOBAL CREDIT OPPORTUNITIES FUND — A

This Amendment No. 1 to the Amended and Restated Declaration of Trust of FS Global Credit Opportunities Fund – A (the “Trust”) is being duly executed on behalf of the Trust by the undersigned, as Chairman and Trustee, for the purpose of amending the Amended and Restated Declaration of Trust dated as of March 26, 2013 (the “Declaration”).

WHEREAS, the Board of Trustees of the Trust (the “Board”) are acting pursuant to the authority granted to the Trustees under Article XI, Section 11.3 of the Declaration, from time to time, without any vote of shareholders, to make any amendment to the Declaration.

NOW, THEREFORE, the Declaration of the Trust is hereby amended and revised to read as follows:

1.  Paragraph (a)(ii) of Section 11.2 under Article XI of the Declaration is amended to read in its entirety as follows:

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

2.  Except as amended hereby, the Declaration remains in full force and effect.

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment No. 1 as of the 12th day of October, 2020.

/s/ Michael C. Forman Michael C. Forman Trustee

ACTIVE.125206576.01